January 30, 2024 Leon Topalian Chair, President and CEO Steve Laxton Executive Vice President and CFO fourth quarter and year-end 2023 EARNINGS CALL Exhibit 99.2

Forward-Looking Statements Certain statements made in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties. The words “anticipate,” “believe,” “expect,” “intend,” “may,” “project,” “will,” “should,” “could” and similar expressions are intended to identify forward-looking statements. These forward-looking statements reflect the Company’s best judgment based on current information, and although we base these statements on circumstances that we believe to be reasonable when made, there can be no assurance that future events will not affect the accuracy of such forward-looking information. The Company does not undertake any obligation to update these statements. The forward-looking statements are not guarantees of future performance, and actual results may vary materially from the projected results and expectations discussed in this presentation. Factors that might cause the Company’s actual results to differ materially from those anticipated in forward-looking statements include, but are not limited to: (1) competitive pressure on sales and pricing, including pressure from imports and substitute materials; (2) U.S. and foreign trade policies affecting steel imports or exports; (3) the sensitivity of the results of our operations to general market conditions, and in particular, prevailing market steel prices and changes in the supply and cost of raw materials, including pig iron, iron ore and scrap steel; (4) the availability and cost of electricity and natural gas, which could negatively affect our cost of steel production or result in a delay or cancellation of existing or future drilling within our natural gas drilling programs; (5) critical equipment failures and business interruptions; (6) market demand for steel products, which, in the case of many of our products, is driven by the level of nonresidential construction activity in the United States; (7) impairment in the recorded value of inventory, equity investments, fixed assets, goodwill or other long-lived assets; (8) uncertainties and volatility surrounding the global economy, including excess world capacity for steel production, inflation and interest rate changes; (9) fluctuations in currency conversion rates; (10) significant changes in laws or government regulations affecting environmental compliance, including legislation and regulations that result in greater regulation of greenhouse gas emissions that could increase our energy costs, capital expenditures and operating costs or cause one or more of our permits to be revoked or make it more difficult to obtain permit modifications; (11) the cyclical nature of the steel industry; (12) capital investments and their impact on our performance; (13) our safety performance; (14) our ability to integrate businesses we acquire; (15) the impact of the COVID-19 pandemic, any variants of the virus, and any other similar public health situation; and (16) the risks discussed in “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and elsewhere therein and in the other reports we file with the U.S. Securities and Exchange Commission.

Non-GAAP Financial Measures The Company uses certain non-GAAP (Generally Accepted Accounting Principles) financial measures in this news release, including EBITDA. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance or financial position that either excludes or includes amounts that are not normally excluded or included in the most directly comparable financial measure calculated and presented in accordance with GAAP. We define EBITDA as net earnings before noncontrolling interests adding back the following items: interest expense, net; provision for income taxes; depreciation; amortization; and losses and impairments of assets. Please note that other companies might define their non-GAAP financial measures differently than we do. Management presents the non-GAAP financial measure of EBITDA in this news release because it considers it to be an important supplemental measure of performance. Management believes that this non-GAAP financial measure provides additional insight for analysts and investors evaluating the Company’s financial and operational performance by providing a consistent basis of comparison across periods. Non-GAAP financial measures have limitations as an analytical tool. Investors are encouraged to review the reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures provided in this news release, including in the accompanying tables.

Q4 & FY 2023 financial highlights Q4 2023 FY 2023 MVA, please insert “teamwork” photo from page 4 of Q4 2022 earnings call deck $1.4 billion EBITDA1 $785 million Net Earnings $3.16 diluted EPS $718 million Capital Expenditures Returned $304 million to shareholders $127M dividend payments $177M share repurchases (1.0M shares) $7.4 billion EBITDA1 $4.5 billion Net Earnings $18.00 diluted EPS $2.2 billion Capital Expenditures Returned ~$2.1 billion to shareholders, representing ~46% of 2023 net earnings $514M dividend payments $1,554M share repurch (9.75M shares) 1EBITDA is a non-GAAP financial measure. For a reconciliation of non-GAAP measures, please refer to the Appendix.

Spotlight on safety NUCOR INJURY & ILLNESS RATE Annual OSHA Recordables per 200,000 hours/year I&I rate has improved each year since 2017 17% improvement over 2022 Our success is not defined by metrics; it’s about all Nucor teammates returning home safely after every shift Our challenge is to become the world’s safest steel company

Leading the American Steel industry FINANCIAL OPERATIONAL ENVIRONMENTAL MVA, please insert “made for good” photo from slide 5 of Q3’23 earnings call deck and improve formatting below RETURN ON EQUITY: 33% avg annual ROE (2020-2023) LONG-TERM GROWTH: 44% EPS CAGR (2020-2023) RETURNS TO SHAREHOLDERS: $9.7B, nearly 50% of net earnings (2020-2023) FORTRESS BALANCE SHEET: Strongest credit ratings among all American steel companies SCOPE and SCALE: Largest and most diversified steel producer in America, making ~1 out of every 4 tons produced in the U.S. HIGHLY EFFICIENT: 30 EAFs (+4 under construction); able to flex production levels in response to demand trends; variable cost structure SAFETY PERFORMANCE: 5 straight years of improved safety metrics on quest to become world’s safest steel company LOW GHG INTENSITY: 60% lower than global steelmaking average CIRCULAR BUSINESS MODEL: Largest recycler of any product in western hemisphere, with steel made from 79% recycled content NET ZERO COMMITMENT: Announced net-zero science- based greenhouse gas target for 2050, including Scopes 1, 2 & 3 strategies & investments that Drive Growth STRATEGY INITIATIVES & INVESTMENTS RAW MATERIALS Leverage our market intelligence and flexible supply chain to provide lower- cost, more sustainable inputs Advanced separation technology Carbon Capture & Storage (DRI) Investing in emerging technologies related to low-emission ironmaking STEEL MILLS Shifting mix to higher-margin products Creating value through our cost advantages, sustainability leadership and broad set of capabilities West Virginia Sheet Mill Brandenburg, KY Plate Mill Micro mill Bar projects in NC, TX and exploring options in Pacific NW STEEL PRODUCTS Leverage reputation as a high-quality service provider to command premium pricing Create value by cross-selling more products through our Solutions team Investments in automation to decrease costs and improve safety New product development EXPAND BEYOND Grow in complementary businesses aligned with steel-intensive mega-trends Pursue opportunities with attractive growth and margins, steady FCF and high-synergy potential Investing in new greenfield projects Broadening customer base with new channels to market & cross-selling

Forecast Forecast Increases in MANUFACTURING & Infrastructure spending Source: Dodge Construction Network –Construction Market Forecasting Service (Released: December 2023) Dodge Forecast of Census Annual Rate of Construction Spending Put in Place Utilities Public Works Manufacturing Construction Spending Infrastructure Construction Spending $ billions $ billions

NUCOR'S CIRCULAR BUSINESS MODEL

2020-2023 Returns to Shareholders
- Returned ~$9.7B to shareholders representing ~50% of net earnings
- Repurchased 65 million shares (19% reduction)
- Increased dividend by 34% (8% annualized growth)

SCOPE, SCALE and SUSTAINABILITY
- Largest and most diversified steel products company in the US
- Market leader in most products we make
- Highly variable cost structure and low GHG intensity



Highly Efficient Recycler & Manufacturer
Significant Cash Flow Generation
Strong Balance Sheet
Growth Investments
Attractive Shareholder Returns

2020-2023 Cash Flows[1]
- ~$31B EBITDA
- ~$19B Free Cash Flow

2020-2023 Investments
- ~$7B CAPEX
- ~$5B Acquisitions
- Established four new Expand Beyond platforms

INDUSTRY LEADING CREDIT
- <25% Total Debt/Capitalization
- <1x Total Debt/FY'23EBITDA[1]
- A- ratings from S&P and Fitch

[1]EBITDA and Free Cash Flow (FCF) are non-GAAP financial measures. For reconciliation of non-GAAP measures, please refer to the Appendix.

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Q4 2023 SEGMENT RESULTS STEEL MILLS SEGMENT Q4 2023 vs. Q3 2023 Q4 ‘23 Q3 ‘23 Q4 ‘22 Prior Qtr Prior Year Shipments (tons in 000s) 5,513 5,746 5,110 -4% 8% EBT1($M) 588 883 517 -33% 14% EBT/Ton ($) 107 154 101 -31% 5% % Change vs. STEEL PRODUCTS SEGMENT Q4 2023 vs. Q3 2023 Q4 ‘23 Q3 ‘23 Q4 ‘22 Prior Qtr Prior Year Shipments (tons in 000s) 1,011 1,141 1,178 -11% -14% EBT1($M) 656 807 1,081 -19% -39% EBT/Ton ($) 649 707 918 -8% -29% % Change vs. RAW MATERIALS SEGMENT Q4 2023 vs. Q3 2023 Q4 ‘23 Q3 ‘23 Q4 ‘22 Prior Qtr Prior Year Production (tons in 000s) 2 1,700 1,998 1,587 -15% 7% EBT1($M) (14) 71 (142) -120% 90% Asset Impairment -- -- (96) n/a n/a Adjust EBT1 ($M) (14) 71 (46) -120% 70% % Change vs. 1EBT ($M) refers to Earnings (loss) before income taxes and noncontrolling interests as disclosed in relevant quarterly Nucor quarterly earnings news release. 2Excludes scrap brokerage activities Lower shipments, outages in DRI Realized prices stable Modest decrease in shipments Lower realized pricing, reduced metal margin Lower consumables and alloys expenses Modest decrease in shipments Lower realized pricing in joist and deck, some impact from mix shift to lower priced products Continued high profitability per ton

Strength of a Diversified portfolio 2018-2023 EARNINGS MIX(a) (a) Operating segment earnings before income taxes and non-controlling interests. Excludes corporate, other and eliminations. % Contribution to Earnings Before Income Taxes & NCI STEEL PRODUCTS RESILIENCY(a) $ EBT/TON Diversifying our earnings profile with a more balanced product offering Steel Products has contributed 40% or greater to Nucor’s segment earnings for six consecutive quarters

Balanced Capital allocation continues CAPITAL ALLOCATION (2018-2023) Q4 ‘23 BALANCE SHEET SUMMARY $USD in millions as of December 31, 2023   Amount xLTM EBITDA1   % cap Total Debt $6,842 0.9x 24% Cash and Cash Equivalents $7,134 Net Debt ($292) Total Equity & Non-Controlling Int. $22,124 76% Total Book Capitalization $28,966 100% 1EBITDA is a non-GAAP financial measure. For a reconciliation of non-GAAP measures, please refer to the Appendix. 2Long-Term Debt includes Current Portion of Long-Term Debt and Finance Lease Obligations thousands of $USD 2018 2019 2020 2021 2022 2023 ANNUALIZED DIVIDEND PER SHARE YEAR-END SHARES OUTSTANDING ~42% Increase ~23% Reduction Shares in millions

2024 projected Capex: ~$3.5 Billion

Q1 2024 Earnings Outlook SEGMENT EXPECTATIONS FOR Q1 2024 OUTLOOK VARIANCE TO Q4 2023 Steel Mills Increased profitability on higher average selling prices and shipments Steel Products Profitability to decrease with lower average selling prices Raw Materials Expect increased earnings due to increased operating rates at both DRI facilities and scrap processing Corp / Eliminations Intercompany eliminations likely trend higher Consolidated Earnings Overall higher than Q4

2024 DOMESTIC END USE MARKET OUTLOOK

END USE MARKET	OUTLOOK	COMMENTARY
Non-residential Construction		Generally constructive outlook, with inflation easing and likelihood for lower interest rate environment by 2H of year • Manufacturing, retail, healthcare, data centers and education expected to show strength • Bridge, highway, water & other infrastructure spending expected to increase as projects move from planning into construction phase • Scarcity of construction labor continues risk of project delays
Automotive		• Modest growth for light vehicles expected in 2024 • On-highway truck & trailer demand expected to pull back
Oil & Gas		• Rig counts lower from year ago • Oil price has recovered to mid $70s area after falling from $95 to below $70 during Fall of '23 (WTI). Gas prices low at ~$2.20/MMBTU
Electricity/ Renewable Energy		• EIA projecting 36 GW of solar energy capacity and 7 GW of onshore wind capacity additions coming online in 2024 • Power transmission growth expected to be strong in 2024 driven by renewable energy boom, primarily solar
Heavy Equip, Rail, Agriculture		• High interest rates coupled with declining profits hurting demand forecasts for tractors, combines, earth moving machinery and rail cars

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APPENDIX

Broad product capabilities aimed at large steel consuming end markets Note: Figures are approximate percentages of total external shipments for 2023

NUCOR’S FLEXIBLE raw materials mix At least 75% of Nucor’s Raw Material mix is comprised of recycled materials

METAL MARGINS HAVE HISTORICALLY TRENDED HIGHER IN RISING SCRAP PRICE ENVIRONMENTS

Nucor metal margins are highly correlated (~80%) with scrap & substitute costs

Period	Avg. Scrap Cost[a]	Avg. Metal Margin
2018-2023	$391	$582
2013-2023	$355	$493
2003-2023	$333	$425


$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Avg. Steel Mill Selling Price per Ton
Avg. Scrap Cost per Ton
METAL MARGIN

[a] Scrap and scrap substitute per ton gross ton used

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Corp expenses and intercompany eliminations reconcile segment to consolidated earnings Corp/Eliminations include: (a) Total segment before income taxes and non-controlling interests. Quarterly Segment Earnings & Corporate/Eliminations(a)  $ in millions

5-year safety track record Nucor Recordable Injury & Illness Rate(1) Nucor Lost Time Injury Rate(2) Nucor vs Industry(3) Recordable Injury & Illness Rate: 2023 1) Recordable I&I rate defined by OSHA as (# of recordables x 200,000) / employee hours worked 2) Lost Time Injury Rate defined by OSHA as (# lost time incidents x 200,000) / employee hours worked. 3) Source: U.S. DOL Bureau of Labor Statistics

SEGMENT RESULTS: STEEL MILLS AND STEEL PRODUCTS

STEEL MILLS

Shipments (tons in thousands)	Q4 '23	Q3 '23	Q4 '22	% Change Versus Prior Qtr.	% Change Versus Prior Year
Sheet	2,675	2,723	2,314	-2%	16%
Bars	1,901	2,001	1,907	-5%	0%
Structural	542	530	445	2%	22%
Plate	373	460	375	-19%	-1%
Other Steel	22	32	69	-31%	-68%
Total Shipments	5,513	5,746	5,110	-4%	8%
EBT[1] ($ in millions)	$588	$883	$517	-33%	14%
EBT[1]/Ton ($)	$107	$154	$101	-31%	5%

Q4 2023 vs. Q3 2023

- Modest decrease in shipments
- Lower realized pricing, reduced metal margin
- Lower consumables and alloys expenses

STEEL PRODUCTS

Shipments (tons in thousands)	Q4 '23	Q3 '23	Q4 '22	% Change Versus Prior Qtr.	% Change Versus Prior Year
Tubular	212	223	215	-5%	-1%
Joist & Deck	197	231	301	-15%	-35%
Rebar Fabrication	251	307	302	-18%	-17%
Piling	102	117	94	-13%	9%
Cold finished	96	103	99	-7%	-3%
Other	153	160	167	-4%	-8%
Total Shipments	1,011	1,141	1,178	-11%	-14%
EBT[1] ($ in millions)	$656	$807	$1,081	-19%	-39%
EBT[1]/Ton ($)	$649	$707	$918	-8%	-29%

Q4 2023 vs. Q3 2023

- Modest decrease in shipments
- Lower realized pricing in joist and deck, some impact from mix shift to lower priced products
- Continued high profitability per ton

[1]EBT refers to Earnings (loss) before income taxes and noncontrolling interests as disclosed in relevant Nucor quarterly earnings news release

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RAW MATERIALS SEGMENT RESULTS: raw materials % Change Versus Production (tons in thousands) Q4 ‘23 Q3 ‘23 Q4 ‘22 Prior Qtr. Prior Year DRI Tubular 728 1,005 606 -28% 20% Scrap Processing Other 972 993 880 -2% 10% Total Shipments1 1,700 1,998 1,587 -15% 7% EBT2 ($ in millions) ($14) $71 ($142) -120% 90% Asset Impairment -- -- ($96) n/a n/a Adjusted EBT2 ($ in millions) ($14) $71 ($46) -120% 70% 1Total production excluding scrap brokerage activities. 2EBT refers to Earnings (loss) before income taxes and noncontrolling interests as disclosed in relevant Nucor quarterly earnings news release Lower shipments, outages in DRI Realized prices stable Q4 2023 vs. Q3 2023

QUARTERLY SALES AND EARNINGS DATA

	SALES TONS (THOUSANDS) TO OUTSIDE CUSTOMERS																	EARNINGS (LOSS) BEFORE INCOME TAXES	
	STEEL					STEEL PRODUCTS													
YEAR	SHEET	BARS	STRUCTURAL	PLATE	TOTAL STEEL	STEEL JOISTS	STEEL DECK	COLD FINISH	REBAR FAB	PILING	TUBULAR PRODS	OTHER STEEL PRODS	TOTAL STEEL PRODS	RAW MATLS	TOTAL TONS	NET SALES (000'S)	COMP. SALES PRICE PER TON	(000'S)	PER TON
2023																			
Q1	2,384	1,550	440	430	4,804	135	99	117	279	101	275	135	1,141	498	6,443	$8,709,980	$1,352	$1,501,697	$244
Q2	2,404	1,481	399	490	4,774	142	107	112	332	113	239	148	1,193	621	6,588	$9,523,256	$1,446	$1,924,061	$306
Q3	2,305	1,408	439	426	4,578	127	104	103	307	117	223	160	1,141	521	6,240	$8,775,734	$1,406	$1,468,333	$247
Q4	2,239	1,402	414	341	4,396	106	91	96	251	102	212	153	1,011	527	5,934	$7,704,531	$1,298	$990,676	$175
YEAR	9,332	5,841	1,692	1,687	18,552	510	401	428	1,169	433	949	596	4,486	2,167	25,205	$34,713,501	$1,377	$5,884,767	$245
2022																			
Q1	2,023	1,603	524	389	4,539	179	136	133	291	111	230	155	1,235	620	6,394	$10,493,282	$1,641	$2,766,623	$450
Q2	2,470	1,625	494	452	5,041	158	123	123	339	119	274	175	1,311	625	6,977	$11,794,474	$1,690	$3,324,398	$499
Q3	2,197	1,498	491	367	4,553	160	129	112	350	119	231	190	1,291	571	6,415	$10,500,755	$1,637	$2,218,627	$363
Q4	1,974	1,365	373	355	4,067	174	127	99	302	94	215	167	1,178	493	5,738	$8,723,956	$1,520	$1,462,893	$267
YEAR	8,664	6,091	1,882	1,563	18,200	671	515	467	1,282	443	950	687	5,015	2,309	25,524	$41,512,467	$1,626	$9,772,541	$401

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AVG EXTERNAL SALES PRICE PER NET TON STEEL Mills Total STEEL PRODUCTS SHEET BARS Structural PLATE TOTAL STEEL 2023 1st Quarter $876 $1,031 $1,452 $1,490 $1,035 $2,872 2nd Quarter $1,103 $1,080 $1,456 $1,506 $1,168 $2,884 First Half $990 $1,055 $1,454 $1,499 $1,101 $2,878 3rd Quarter $1,021 $1,029 $1,429 $1,558 $1,114 $2,837 Nine Months $1,000 $1,047 $1,445 $1,517 $1,105 $2,865 4th Quarter $914 $961 $1,407 $1,407 $1,015 $2,776 YEAR $979 $1,026 $1,436 $1,495 $1,084 $2,845 2022 1st Quarter $1,571 $1,140 $1,496 $1,861 $1,436 $2,689 2nd Quarter $1,441 $1,226 $1,583 $1,913 $1,429 $2,931 First Half $1,499 $1,183 $1,538 $1,889 $1,432 $2,814 3rd Quarter $1,228 $1,176 $1,603 $1,765 $1,296 $3,167 Nine Months $1,410 $1,181 $1,559 $1,851 $1,388 $2,933 4th Quarter $961 $1,063 $1,543 $1,564 $1,102 $3,230 YEAR $1,308 $1,155 $1,556 $1,786 $1,324 $3,003 AVERAGE SCRAP AND SCRAP SUBSTITUTE COST PER GROSS TON USED PER NET TON USED 2023 1st Quarter $414 $370 2nd Quarter $455 $406 First Half $435 $388 3rd Quarter $415 $371 Nine Months $429 $383 4th Quarter $397 $354 YEAR $421 $376 2022   1st Quarter $495 $442 2nd Quarter $534 $477 First Half $516 $461 3rd Quarter $502 $448 Nine Months $511 $456 4th Quarter $427 $381 YEAR $492 $439 QUARTERLY SALES prices & scrap cost

Reconciliation of gaap to non-gaap measure 2019 2020 2021 2022 2023 Net earnings before non-controlling interests $1,371 $836 $7,122 $8,080 $4,913 Net Interest expense $121 $153 $159 $170 ($30) Income taxes $412 -- $2,078 $2,165 $1,360 Depreciation expense $649 $702 $735 $827 $930 Amortization expense $86 $83 $129 $235 $238 Losses and impairments of assets $67 $614 $62 $102 $0 EBITDA $2,706 $2,388 $10,292 $11,579 $7,411  $ in millions

Reconciliation of gaap to non-gaap measure 2019 2020 2021 2022 2023 Cash provided by operating Activities $2,809 $2,697 $6,231 $10,072 $7,112 Capital Expenditures ($1,477) ($1,543) ($1,622) ($1,948) ($2,214) Free Cash Flow $1,332 $1,154 $4,609 $8,124 $4,898  $ in millions